EX-5.u

PERSPECTIVE II(R)(04/09)
                                                                     JACKSON(SM)
                                                 NATIONAL LIFE INSURANCE COMPANY

FIXED AND VARIABLE ANNUITY APPLICATION (VA220)
                                                  Home Office: Lansing, Michigan
                                                                 www.jackson.com
--------------------------------------------------------------------------------
CUSTOMER CARE:  800/873-5654
BANK OR FINANCIAL INSTITUTION CUSTOMER CARE: 800/777-7779
HOURS:  8:00 a.m. to 8:00 p.m. ET
FAX:  800/943-6761
E-MAIL:  contactus@jackson.com

FIRST CLASS MAIL:  P.O. Box 30314
                   Lansing, MI 48909-7814

OVERNIGHT MAIL:    1 Corporate Way
                   Lansing, MI 48951

--------------------------------------------------------------------------------
Broker/Dealer/External Account No. (if applicable)     Trade No. (if applicable)

--------------------------------------------------------------------------------

USE DARK INK ONLY - ALL PAGES MUST BE COMPLETED FOR "GOOD ORDER"


------------------------------------------------------------------------------------------------------------------------------------
REGISTRATION INFORMATION - PLEASE PRINT
------------------------------------------------------------------------------------------------------------------------------------
OWNER'S NAME (FIRST)        (MIDDLE)        (LAST)           Date of Birth (mm/dd/yyyy)           ___ SSN  ___ TIN (include dashes)

------------------------------------------------------------------------------------------------------------------------------------
OWNER'S NAME (IF OWNED BY A NON-NATURAL ENTITY)

------------------------------------------------------------------------------------------------------------------------------------
Physical Address (Required)                                             CITY            STATE           ZIP

------------------------------------------------------------------------------------------------------------------------------------
Mailing Address (if different from Physical Address)                    CITY            STATE           ZIP

------------------------------------------------------------------------------------------------------------------------------------
Sex          U.S. Citizen                 Phone No. (include area code)         E-Mail Address
__ M __ F    __ Yes __ No
------------------------------------------------------------------------------------------------------------------------------------
JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract on the first death of either Owner.)
------------------------------------------------------------------------------------------------------------------------------------
(FIRST)                 (MIDDLE)                        (LAST)                          ___ SSN  ___ TIN (include dashes)

------------------------------------------------------------------------------------------------------------------------------------
Physical Address (Required)               CITY            STATE           ZIP              Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
------------------------------------------------------------------------------------------------------------------------------------
Date of Birth (mm/dd/yyyy)         Sex         U.S. Citizen       Phone No. (include area code)           E-Mail Address
                                __ M __ F      __ Yes __ No
------------------------------------------------------------------------------------------------------------------------------------
ANNUITANT'S NAME (if other than Owner) (FIRST)   (MIDDLE)       (LAST)                     ___ SSN  ___ TIN (include dashes)

------------------------------------------------------------------------------------------------------------------------------------
Physical Address (number and street)      CITY            STATE           ZIP              Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
------------------------------------------------------------------------------------------------------------------------------------
Date of Birth (mm/dd/yyyy)      Sex            U.S. Citizen      Phone No. (include area code)          E-Mail Address
                                __ M __ F      __ Yes __ No
------------------------------------------------------------------------------------------------------------------------------------
JOINT ANNUITANT'S NAME (if other than Joint Owner) (FIRST)   (MIDDLE)       (LAST)                ___ SSN  ___ TIN (include dashes)

------------------------------------------------------------------------------------------------------------------------------------
Physical Address (number and street)      CITY            STATE           ZIP              Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
------------------------------------------------------------------------------------------------------------------------------------
Date of Birth (mm/dd/yyyy)      Sex            U.S. Citizen       Phone No. (include area code)
                                __ M __ F      __ Yes __ No
------------------------------------------------------------------------------------------------------------------------------------
ARIZONA RESIDENTS, PLEASE NOTE:  RIGHT TO EXAMINE.  On written request, the Company will provide to the contract Owner, within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract.  If, for any reason, the contract Owner is not satisfied, the Contract may be returned to the Company or agent within 10 days (30 days if YOU WERE AGE 65 OR
OLDER ON THE DATE THE APPLICATION WAS SIGNED or it was purchased as a replacement contract) after delivery and the Contract Value, without deductions for any sales charges for the business day on which the Contract is received at its Service Center, will be returned.

                                                                                                                         Page 1 of 6
VDA 220 04/09                                                                                                            V4173 04/09


------------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY DESIGNATION - Please print
------------------------------------------------------------------------------------------------------------------------------------
Percentages must equal 100% for each beneficiary type. For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.
------------------------------------------------------------------------------------------------------------------------------------
               Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)

Primary        ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner (Check One)     Date of Birth (mm/dd/yyyy)     Address (number and street)     City, State, ZIP
               ___ Spouse
               ___ Other _________________
------------------------------------------------------------------------------------------------------------------------------------
__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

------------------------------------------------------------------------------------------------------------------------------------
__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

------------------------------------------------------------------------------------------------------------------------------------
__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ANNUITY TYPE
------------------------------------------------------------------------------------------------------------------------------------

__ IRA-Traditional*                       __ IRA - SEP                          __ Non-Tax Qualified
__ IRA - Roth*                            __ IRA - Stretch                      __ 401(k) Qualified Savings Plan
*Tax Contribution Years and Amounts:      __ Corporate Pension Plan             __ HR-10 (Keogh) Plan
Year:______   $______                                                           __ 403(b) TSA (Direct Transfer Only)
Year:______   $______                                                           __ Other -________

------------------------------------------------------------------------------------------------------------------------------------
TRANSFER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

                               Transfer request submitted directly to another institution?  __ Yes    __ No
Non-Qualified Plans Only       If yes, complete the following:
__ IRC 1035 Exchange           Anticipated Amount:                              $________________
__ Non-1035 Exchange           Anticipated Date of Receipt (mm/dd/yyyy):         ________________
Qualified Plans Only           Institution releasing funds: _____________________________________
__ Direct Transfer             Account Number: __________________________________________________
__ Direct Rollover             FOR APPLICANT INITIATED TRANSFERS, JACKSON(SM) WILL NOT TAKE ANY ACTION TO INITIATE THIS TRANSFER
__ Non-Direct Rollover         UNLESS WE ARE INSTRUCTED OTHERWISE.

------------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
INITIAL PREMIUM                                                          ANNUITIZATION INCOME DATE
-----------------------------------------------------------------------------------------------------------------------------
Amount of premium with application: $__________________                  PLEASE SPECIFY DATE (mm/dd/yyyy):__________________
  __ Check or __ Wire (check one)                                        If an Income Date is not specified, the Company will
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY(R)    default to the Latest Income Date as shown in the
                                                                         contract.
------------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
STATEMENT REGARDING EXISTING POLICIES OR ANNUITY CONTRACTS - MUST COMPLETE FOR "GOOD ORDER"
-----------------------------------------------------------------------------------------------------------------------------
I (We) certify that: (check one)
  __ I (We) do not have any existing life insurance policies or annuity contracts.
  __ I (We) do have existing life insurance policies or annuity contracts.  PRODUCER:  IF THE APPLICANT DOES HAVE EXISTING LIFE
     INSURANCE POLICIES OR ANNUITY CONTRACTS YOU MUST PRESENT AND READ TO THE APPLICANT THE NOTICE REGARDING REPLACEMENT (X0512 -
     STATE VARIATIONS MAY APPLY) AND RETURN THE NOTICE SIGNED BY BOTH THE PRODUCER AND THE APPLICANT, WITH THE APPLICATION

                                                   COMPLETE X0512 WHERE REQUIRED
------------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
REPLACEMENT
-----------------------------------------------------------------------------------------------------------------------------
Are you replacing an existing life insurance policy or annuity contract? (check one)
  __ No
  __ Yes If "Yes", complete the following replaced company information.
-----------------------------------------------------------------------------------------------------------------------------
Company Name                                        Contract No.                Anticipated Transfer Amount
                                                                                $
-----------------------------------------------------------------------------------------------------------------------------
Company Name                                        Contract No.                Anticipated Transfer Amount
                                                                                $
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         Page 2 of 6
VDA 220 04/09                                                                                                            V4173 04/09


------------------------------------------------------------------------------------------------------------------------------------
OPTIONAL DEATH BENEFITS
                  ALL OPTIONAL DEATH BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
------------------------------------------------------------------------------------------------------------------------------------
If no Optional Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

MAY SELECT ONLY ONE OPTIONAL DEATH BENEFIT:  (Owner Ages 0-79)
AN OPTIONAL DEATH BENEFIT MAY NOT BE SELECTED IN COMBINATION WITH LIFEGUARD FREEDOM DB (A GUARANTEED MINIMUM WITHDRAWAL BENEFIT.)

     1. ___ 5% Roll-Up Death Benefit (4% if the Owner is age 70 or older on the date of issue)
     2. ___ 6% Roll-Up Death Benefit (5% if the Owner is age 70 or older on the date of issue)
     3. ___ Highest Anniversary Value Death Benefit.
     4. ___ Combination of Options 1 and 3 above.
     5. ___ Combination of Options 2 and 3 above.

                                 ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
OTHER OPTIONAL BENEFITS
                     ALL OPTIONAL BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
Age limitations apply based on the age of the Annuitant(s), Owner(s) or Covered Lives. Please see the prospectus for details.
------------------------------------------------------------------------------------------------------------------------------------

     A. EARNINGS PROTECTION BENEFIT                            GUARANTEED LIVING BENEFIT OPTIONS (CONTINUED)
        __ EarningsMax(R)(Ages 0-75)
                                                               Guaranteed Minimum Withdrawal Benefits (GMWB)
     B. WITHDRAWAL OPTIONS                                        __ SAFEGUARD MAX(SM)(Ages 0-85)
        __ 20% Free Withdrawal Benefit (1)                           (GMWB with 5-Year Step-Up)
        __ 5-Year Withdrawal Charge Schedule                      __ AUTOGUARD 5(SM)(Ages 0-80)
                                                                     (5% GMWB with Annual Step-Up)
     C. CONTRACT ENHANCEMENT OPTIONS (Ages 0-87)                  __ AUTOGUARD 6(SM)(Ages 0-80)
        (MAY SELECT ONLY ONE)                                        (6% GMWB with Annual Step-Up)
        __ 2% of first-year premium                               __ LIFEGUARD FREEDOM(SM)(Ages 45-80)
        __ 3% of first-year premium                                  (For Life GMWB with Bonus, GWB Adjustment, & Annual Step-Up)
        __ 4% of first-year premium                               __ LIFEGUARD FREEDOM DB(SM)(5)(Ages 45-75)
        __ 5% of first-year premium (2)                              (For Life GMWB with Bonus, GWB Adjustment, Annual Step-Up &
                                                                     Death Benefit)
                                                                  __ LIFEGUARD FREEDOM WITH JOINT OPTION(SM)(6),(7)(Ages 45-80)
     D. GUARANTEED LIVING BENEFIT OPTIONS                            (Joint For Life GMWB with Bonus, GWB Adjustment, & Annual
        (MAY SELECT ONLY ONE GMIB, GMAB OR GMWB)                     Step-Up)
                                                                  __ LIFEGUARD SELECT(SM)(4)(Ages 55-80)
        Guaranteed Minimum Income Benefit Option (GMIB)              (For Life GMWB with Bonus, GWB Adjustment, & Annual
        __ FUTUREGUARD(SM)6 (Ages 0-75)                              Step-Up)
                                                                  __ LIFEGUARD SELECT WITH JOINT OPTIONS(SM)(4),(6),(7)(Ages 55-80)
        Guaranteed Minimum Accumulation Benefit (GMAB)               (Joint for Life GMWB with Bonus, GWB Adjustment, and Annual
        __ Jackson GMAB(SM)(3),(4)(Ages 0-80)                        Step-Up)



                                ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

(1)  May not be  selected in  combination  with either the 3%, 4% or 5% Contract Enhancements.
(2)  If selected, premium payments will not be accepted after the first Contract Year.
(3)  May not be selected in combination with a Contract  Enhancement or with the Capital Protection Program. Premium payments will not be accepted after 90 days of the Issue Date. The required allocation percentage can be obtained from the Company.
(4)  If selected, the total number of elections in the Premium Allocation section may not exceed 17.
(5)  May not be selected in combination with an Optional Death Benefit
(6)  For Non-Qualified  plans,  spousal joint ownership required unless non-natural owner, then spousal joint annuitants required.
     Please ensure the Joint Owner section on Page 1 (including  the  "Relationship  to Owner" box) is properly completed.
(7)  For Qualified plans, 100% spousal primary beneficiary designation required. Please ensure the Primary Beneficiary section on
     Page 2 (including the "Relationship to Owner" box) is properly completed.  Not available on Custodial Accounts.
------------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
SYSTEMATIC INVESTMENT
-----------------------------------------------------------------------------------------------------------------------------
__ CHECK HERE FOR AUTOMATIC REBALANCING.  Only the              DCA+ (15,000 contract minimum)
Investment Division(s) selected in the Premium Allocation       030 _____% 6-month
section and the 1-year Fixed Account (if selected) will         032 _____% 12-month
participate in the program.  The 3-, 5- and 7-year Fixed
Accounts are not available for Automatic Rebalancing.           IF DCA+ IS SELECTED, YOU MUST ATTACH THE SYSTEMATIC
Frequency:  __ Monthly        __ Quarterly                      INVESTMENT FORM (V2375)
            __ Semi-Annual    __ Annual
Start Date: ____________________________________________        DCA+ provides an automatic monthly transfer to the selected
                                                                Investment Division(s) so the entire amount invested in this
If no date is selected, the program will begin one              program, plus earnings, will be transferred by the end of the
month/quarter/half year/year (depending on the frequency        DCA+ term selected.  If selected, the total number of elections
you selected) from the date Jackson applies the first           in the Premium Allocation section may not exceed 17.
premium payment.  If no frequency is selected, the frequency will be annual.  No transfers made on days 29, 30, or 31,
unless set up on an annual frequency.
                                                                                                                         Page 3 of 6
VDA 220 04/09                                                                                                           V4173  04/09



------------------------------------------------------------------------------------------------------------------------------------
                                                                    PLEASE SELECT FROM THE FOLLOWING INVESTMENT DIVISIONS AND FIXED
PREMIUM ALLOCATION                                                  ACCOUNT OPTIONS TOTAL NUMBER OF ELECTIONS MAY NOT EXCEED 18 *
                                                                    TOTAL ALLOCATION MUST EQUAL 100%
------------------------------------------------------------------------------------------------------------------------------------
         INVESTMENT DIVISIONS                                           NUMBER   JNL/MELLON (CONTINUED)
NUMBER   JNL(R)                                                         128 ___% Small Cap Index
301 ___% Institutional Alt 20                                           129 ___% International Index
302 ___% Institutional Alt 35                                           133 ___% Bond Index
303 ___% Institutional Alt 50                                           242 ___% Index 5
304 ___% Institutional Alt 65                                           243 ___% 10 x 10
NUMBER   JNL(R)/AIM                                                     191 ___% Communications Sector
113 ___% International Growth                                           185 ___% Consumer Brands Sector
196 ___% Large Cap Growth                                               189 ___% Financial Sector
206 ___% Global Real Estate                                             188 ___% Healthcare Sector
195 ___% Small Cap Growth                                               190 ___% Oil & Gas Sector
         JNL/CAPITAL GUARDIAN                                           187 ___% Technology Sector
150 ___% Global Balanced                                                         JNL/OPPENHEIMER
103 ___% Global Diversified Research                                    173 ___% Global Growth
250 ___% International Small Cap                                                 JNL/PAM PORTFOLIOS
102 ___% U.S. Growth Equity                                             272 ___% Asia ex-Japan
         JNL/CREDIT SUISSE                                              273 ___% China-India
066 ___% Global Natural Resources                                                JNL/PIMCO
068 ___% Long/Short                                                     078 ___% Real Return
         JNL/EAGLE                                                      127 ___% Total Return Bond
115 ___% Core Equity                                                             JNL/PPM AMERICA
116 ___% SmallCap Equity                                                105 ___% Core Equity
         JNL/FRANKLIN TEMPLETON                                         136 ___% High Yield Bond
062 ___% Founding Strategy                                              293 ___% Mid Cap Value
069 ___% Global Growth                                                  294 ___% Small Cap Value
075 ___% Income                                                         106 ___% Value Equity
064 ___% Mutual Shares                                                           JNL/RED ROCKS
208 ___% Small Cap Value                                                300 ___% Listed Private Equity
         JNL/GOLDMAN SACHS                                                       JNL/SELECT
110 ___% Core Plus Bond                                                 104 ___% Balanced
059 ___% Emerging Markets Debt                                          107 ___% Money Market
207 ___% Mid Cap Value                                                  179 ___% Value
076 ___% Short Duration Bond                                                     JNL/T. ROWE PRICE
         JNL/JPMORGAN                                                   111 ___% Established Growth
126 ___% International Value                                            112 ___% Mid-Cap Growth
101 ___% MidCap Growth                                                  149 ___% Value
109 ___% U.S. Government & Quality Bond                                          JNL/S&P STRATEGIC
         JNL/LAZARD                                                     292 ___% S&P 4
077 ___% Emerging Markets                                               274 ___% Competitive Advantage
132 ___% Mid Cap Equity                                                 278 ___% Dividend Income & Growth
         JNL/M&G                                                        279 ___% Intrinsic Value
060 ___% Global Basics                                                  280 ___% Total Yield
061 ___% Global Leaders                                                          JNL/S&P MANAGED
         JNL/MELLON CAPITAL MANAGEMENT                                  227 ___% Conservative
224 ___% JNL 5                                                          226 ___% Moderate
145 ___% Dow (SM) 10                                                    117 ___% Moderate Growth
193 ___% S&P 10                                                         118 ___% Growth
183 ___% Global 15                                                      119 ___% Aggressive Growth
184 ___% 25                                                                      JNL/S&P RETIREMENT
186 ___% Select Small-Cap                                               097 ___% Retirement Income
079 ___% JNL Optimized 5                                                098 ___% Retirement 2015
225 ___% VIP                                                            099 ___% Retirement 2020
096 ___% Dow Dividend                                                   100 ___% Retirement 2025
299 ___% European 30                                                             JNL/S&P DISCIPLINED
222 ___% Nasdaq(R) 25                                                   070 ___% Moderate
244 ___% NYSE(R) International 25                                       071 ___% Moderate Growth
298 ___% Pacific Rim 30                                                 072 ___% Growth
074 ___% S&P 24                                                                  FIXED ACCOUNT OPTIONS
248 ___% S&P SMid 60                                                    041 ___% 1-Year
223 ___% Value Line (R) 30                                              043 ___% 3-Year
123 ___% S&P 500(R) Index                                               045 ___% 5-Year
124 ___% S&P(R) 400 MidCap Index                                        047 ___% 7-Year


                                 TO SELECT CAPITAL PROTECTION PROGRAM, PLEASE SEE NEXT PAGE.

------------------------------------------------------------------------------------------------------------------------------------

                    -----------------------------------------------------------------------------
                ALL INVESTMENT DIVISIONS AND FIXED ACCOUNT OPTIONS MAY NOT BE AVAILABLE IN ALL STATES.
                    RESTRICTIONS MAY APPLY AT JACKSON'S DISCRETION ON A NON-DISCRIMINATORY BASIS.
                    -----------------------------------------------------------------------------
                                                                                                                         Page 4 of 6
VDA 220CT 04/09                                                                                                          V4173 04/09


-----------------------------------------------------------------------------------------------------------------------------
CAPITAL PROTECTION PROGRAM
-----------------------------------------------------------------------------------------------------------------------------
 __ Yes __ No    (If no selection is made, Jackson(SM) will default  to "No.")

If you marked "Yes", which Fixed Account Option do you wish to select for the Capital Protection Program?
Select only one.

 __ 1-Year    __ 3-Year    __ 5-Year    __ 7-Year

Having  selected  the Capital  Protection  Program,  the balance of your initial premium will be allocated as indicated in the
Premium Allocation Section on page 4.
-----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TELEPHONE/ELECTRONIC TRANSFERS AUTHORIZATION
--------------------------------------------------------------------------------

DO YOU WISH TO AUTHORIZE THESE TYPES OF TRANSFERS?
                                 ___ Yes      ____ No

By checking "Yes", I (We) authorize Jackson National Life Insurance Company (Jackson) to accept fund transfers/allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our) Representative subject to Jackson's administrative procedures. Jackson has administrative procedures that are designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If Jackson fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures.

I (We) agree that Jackson, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, notwithstanding subsequent allegations of error or mistake in connection with any such transaction instruction.

IF NO ELECTION IS MADE, JACKSON WILL DEFAULT TO "NO" FOR RESIDENTS OF NORTH DAKOTA, NEBRASKA AND NEW HAMPSHIRE AND TO "YES" FOR RESIDENTS OF ALL OTHER STATES.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ELECTRONIC DELIVERY OF STATEMENTS/CORRESPONDENCE
--------------------------------------------------------------------------------

I (We) consent ___ to electronic delivery of the following:

___ quarterly statements     ___ prospectuses and prospectus supplements
___ periodic and immediate   ___ proxy and other voting materials, related
    confirmations                correspondence
___ annual and semi-annual   ___ other documents from Jackson National Life
    reports                      Insurance Company.


This consent will continue unless and until revoked and will cover delivery to you in the form of a compact disc, by e-mail or by notice to you of a document's availability on a web-site.

I (We) do not consent ___ to electronic delivery for any of the documents listed above.

The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows:

     To view and download material electronically, you must have a computer with Internet access, an active e-mail account, Adobe Acrobat Reader and/or a CD-ROM drive. If you don't already have Adobe Acrobat Reader, you can download it free from WWW.ADOBE.COM

I (We) do __ do not ___ have ready access to computer hardware and software that meet the above requirements. My e-mail address is:__________________________. I
(We) will notify the company of any new e-mail address.

There is no charge for electronic delivery, although you may incur the costs of Internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson. Please make certain you have given Jackson a current e-mail address. Also let Jackson know if that e-mail address changes. We may need to notify you of a document's availability through e-mail. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate Jackson Service Center or go to www.jackson.com to update your e-mail address, revoke your consent to electronic delivery, or request paper copies. Even if you have given us consent, we are not required to make
electronic   delivery  and  we  have  the  right  to  deliver  any  document  or communication in paper form. This consent will need to be supplemented by specific electronic consent upon receipt of any of these means of electronic delivery or notice of availability.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NOTICE TO APPLICANT:
--------------------------------------------------------------------------------
ARKANSAS, COLORADO, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA, TENNESSEE, AND WEST VIRGINIA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In COLORADO, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

DISTRICT OF COLUMBIA PLEASE NOTE: It is a crime to knowingly provide FALSE, incomplete or MISLEADING information to an insurance company for the purpose of defrauding the company or any other person. Penalties may include imprisonment, fines and/or a denial of insurance benefits.

MARYLAND RESIDENTS, PLEASE NOTE: Any person who knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

                                                                     Page 5 of 6
VDA 220 04/09                                                       V4173  04/09

--------------------------------------------------------------------------------
IMPORTANT - PLEASE READ CAREFULLY - SIGNATURE(S) REQUIRED BELOW
--------------------------------------------------------------------------------
1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.
2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.
3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS, DEATH BENEFIT VALUES, AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF AN
     INVESTMENT DIVISION IN THE SEPARATE ACCOUNT OF JACKSON, ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.
4. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division.
5. The contract I (We) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.
6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.
7. I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTIONS ARE SUBJECT TO AN ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR TO THE END OF THE APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.
8. I (We) certify that the age of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant or Joint Annuitant, if applicable, stated in this application are true and correctly recorded for purposes of electing an Optional Death Benefit or Other Optional Benefits.


------------------------------------------------------------------------------------------------------------------------------------
SIGNATURES
------------------------------------------------------------------------------------------------------------------------------------
Owner's Name (Please print)                                     Owner's Title (If owned by an entity

------------------------------------------------------------------------------------------------------------------------------------
Owner's Signature                                               Date Signed (mm/dd/yyyy)        State where signed

------------------------------------------------------------------------------------------------------------------------------------
Joint Owner Signature                                           Date Signed (mm/dd/yyyy)        State where signed

------------------------------------------------------------------------------------------------------------------------------------
Annuitant's Signature (if other than Owner)                     Date Signed (mm/dd/yyyy)        State where signed

------------------------------------------------------------------------------------------------------------------------------------
Joint Annuitant's Signature (if other than Joint Owner)         Date Signed (mm/dd/yyyy)        State where signed

------------------------------------------------------------------------------------------------------------------------------------
PRODUCER/REPRESENTATIVE INFORMATION - PLEASE PRINT
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Producer/Representative's Full Name   (First)           (Middle)        (Last)             Phone No. (include area code)

------------------------------------------------------------------------------------------------------------------------------------
Address (number and street)                             City,           State,             ZIP (xxxxx-xxxx)

------------------------------------------------------------------------------------------------------------------------------------
E-Mail Address                                          Contact your home office for program information. (If none indicated, designated default will be used.)
                                                                __ Option A   __ Option B  __ Option  C __  Option D __  Option E
------------------------------------------------------------------------------------------------------------------------------------
Broker/Dealer Name              Broker/Dealer Representative No.             Jackson Producer/Representative No.

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER/REPRESENTATIVE'S STATEMENT - SIGNATURE(S) REQUIRED BELOW - THIS ENTIRE SECTION MUST BE COMPLETED FOR "GOOD ORDER"
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER/REPRESENTATIVE'S CERTIFICATION REGARDING SALES MATERIAL
Important  Note:  Complete  this  certification  section  only if the  applicant answered affirmatively to the Statement Regarding
Existing Policies or Annuity Contracts AND answered "Yes" to EITHER  question 1 or 2 on the Notice Regarding Replacement (Form X0512
- state variations may apply).

I CERTIFY THAT:

__   I DID NOT USE sales  material(s)  during the  presentation  of this Jackson product to the applicant.

__   I USED ONLY  Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant. In addition, copies of all approved sales material(s) used during the presentation were left with the applicant.

I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790 - state variations may apply) and ensure that this replacement (if applicable) is consistent with that position.  By signing this form, I certify that the statement regarding sales material have been answered correctly to the best of my knowledge.

I certify that: I am authorized and qualified to discuss the Contract herein applied for; I have fully explained the Contract to the client, including Contract restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate.
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER/REPRESENTATIVE'S SIGNATURE                                                             DATE SIGNED(MM/DD/YYYY)

------------------------------------------------------------------------------------------------------------------------------------


                               Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
                                      Not a deposit * Not insured by any federal agency


                                                                                                                         Page 6 of 6
VDA 220 04/09                                                                                                           V4173  04/09
